Corporate Presentation November 2021 Exhibit 99.2

2 Disclaimer This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: our plans to develop and commercialize small molecule therapies, our expectations about timing and ability to commence, enroll or complete clinical studies and to obtain regulatory approvals for PRT543, PRT811, PRT1419, PRT2527 and other candidates in development, the ability of our product candidates to treat various cancers, the ability to discover additional suitable candidates for regulatory approval, the potential impact of the COVID-19 pandemic and the sufficiency of our cash and cash equivalents to fund our operations. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the three months ended June 30, 2021.

Powered by scientists with a track record of delivering precision oncology medicines Discovery Engine 3 Prelude Therapeutics Vision Efficient development path with potential for rapid regulatory approvals Regulatory Strategy Rapidly advancing potentially high value therapy candidates with a commitment to future patient access, awareness and support Commercial Approach Highly selected patient populations with significant unmet need Clinical Development Patient Focused

Focused Clinical Development Optimized for early clinical POC and rapid execution of pivotal trials CHEMICAL LEADS NOVEL INTERVENTION POINTS Medicinal Chemistry Capabilities Rapidly building synthetically complex molecules  Cancer Biology & Translational Expertise Deep understanding of oncogenic pathways with translational focus METHYLTRANSFERASES KINASES PROTEIN-PROTEIN INTERACTIONS LEVERAGE Our advanced medicinal chemistry capabilities to create better product candidates PURSUE Targets that drive cancers with high unmet need IDENTIFY Target mechanisms with compelling biological rationale 4 Prelude Discovery and Development Approach Target Selection Discovery Engine Pipeline DEGRADERS

5 Prelude Therapeutics Pipeline

6 Prelude Roadmap for Value Creation Anticipated 2021/2022 Milestones Future Strategy PRMT5 Report P1 dose expansion data Generate POC in selected patients Leverage initial POC clinical data to inform design of P2 registration studies MCL1 Complete dose escalation and initiate expansion/combination phase Advance multiple precision oncology clinical programs focusing on underserved cancers CDK9 SMARCA2/ Kinase Initiate Phase 1 clinical trial in selected solid tumors Continue to resource discovery engine to expand our pipeline Complete IND-enabling studies and file INDs Maximize portfolio value through strategic partnerships

PRMT5 Programs

PRMT5 Pathway Drives Oncogenesis and Resistance

PRMT5


PRMT5
Me Me
HN N
sDMA
Histones
Transcription Factors
Spliceosome
Transcriptional Control of Oncogenesis and Resistance
DNA Repair Genes
HRD+ Cancers
(e.g., Ovarian, Breast)
Oncogenic Drivers
(e.g., Myc / Myb)
ACC, Lymphomas, Richter's
Splicing Dysregulation / Mutations
Myeloid Malignancies, GBM,
Uveal Melanoma, NSCLC

PRMT5 inhibition can be leveraged to potentially treat a broad range of solid tumors and hematologic malignancies

Prelude THERAPEUTICS
8

9 Prelude PRMT5 Program Optimized for a well-balanced and differentiated profile Differentiating Mechanism of Action Prelude compounds are co-factor (SAM) competitive inhibitors Substrate competitive Inhibitors PRMT5

10 PRT543 / PRT811 Differentiated Clinical Stage Oral PRMT5 Inhibitors PRT543 PRT811 Strong scientific rationale for pathway Highly selective and potent oral candidate Optimized PK profile Good oral bioavailability and long half-life (12+ hours) Applicability in both solid tumors and heme malignancies Completed dose escalation; Currently in expansion phase in selected patient cohorts Brain-penetrant PRMT5 inhibitor High/sustained brain exposure in preclinical studies Optimized PK profile 5+ hours half-life; maximizing therapeutic window Highly selective and potent oral candidate Completed Dose escalation; Expansion phase to begin

PRT543 /PRT811 Phase 1 Dose Escalation Data

12 Study Demographics & Safety 49 patients Unselected patient population with 18 different diagnoses 9 colon; 7 ACC; 6 uveal melanoma (2 patients SF3B1+); 5 ovarian cancer (2 patients HRD+) Median of 3 prior lines of systemic therapy PRT543 was well-tolerated Most common TRAEs of any grade in ≥ 5% of all patients: fatigue, thrombocytopenia, anemia, nausea The most common Grade 3≥ AEs were thrombocytopenia and anemia Reversible upon dose modification Thrombocytopenia was only dose-limiting toxicity No discontinuations due to toxicity Preliminary Clinical Activity Stable disease for at least 6 months and tumor regressions (<30%) in 5 patients including ACC and uveal melanoma Durable CR in a patient with HRD+ ovarian cancer Multiple lines of prior therapy, including PARPi One target lesion per RECIST and CA125 level 37.8 U/mL at baseline RECIST v1.1 CR at first follow-up tumor assessment (7 weeks), maintained throughout the study CA125 reduced and remained below 5 U/mL at the last assessment Patient remains on study following 18 months of treatment at 35 mg 5x/week *Data as of August 6, 2021 Data presented at 2021 AACR-NCI-EORTC Annual Meeting PRT543: Well-Tolerated with Evidence of Preliminary Clinical Activity in Phase 1 Dose Escalation Study* 02/12/2020 (Baseline) 10/14/2020

13 PRT543: Exhibited Target Engagement and Inhibited PRMT5 Activity in Phase 1 Dose Escalation Study Dose-Dependent Increases in Cmax and AUC Dose-Dependent Inhibition of Serum sDMA Intron Retention Observed at Higher Dose Levels 45 mg/5x week selected as recommended Phase 2 dose Data presented at 2021 AACR-NCI-EORTC Annual Meeting

PRT543 – Timeline and Clinical Plan

2021

- Dose escalation completed
- Expansion dose and schedule confirmed
- Dose expansion cohorts enrolling

Adenoid Cystic Carcinoma (N~40)

Homologous Recombination Deficient (HRD+) Solid Tumors (N~40)

Solid Tumors with Spliceosome Mutations (N~20)

Myelofibrosis/MDS Monotherapy (N~40)

Myelofibrosis PRT543 + Ruxolitinib (N~20)

Myeloid Malignancies with Spliceosome Mutations (N~20)

2022

- Dose expansion data readouts anticipated in 2022
- Demonstrate initial proof of concept
- Design Phase 2/3 studies based on POC data from the expansion cohorts

2023+

- Commence Phase 2/3 registration studies

Prelude THERAPEUTICS

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PRT811: Well-Tolerated with Evidence of Preliminary Clinical Activity in Phase 1 Dose Escalation Study

Study Demographics & Safety

- 45 patients
  - 27 across 16 unselected advanced solid tumors
  - 18 patients with high-grade glioma:
    - 17 relapsed/refractory GBM and 1 anaplastic astrocytoma
    - 1/17 patients with IDH1 mutated GBM
- PRT811 was well tolerated
  - Most common TRAEs of any grade in ≥ 5% of all patients: nausea, vomiting, fatigue, thrombocytopenia
  - Grade 3 ≥ AEs were uncommon occurring in 11% of patients
  - No DLTs at doses up to 600 mg QD

Preliminary Clinical Activity

- Two SF3B1+ uveal melanoma patients demonstrated anti tumor activity – both patients continuing on treatment
  - One patient had an uPR (47% decrease in target lesion) and continuing on therapy**
  - One patient had SD (25% decrease in target lesion for >6 months and continuing on therapy*
- One patient with triple negative breast cancer had a 27% decrease in target lesions**
- One patient with IDH1 mutated GBM experienced durable PR that evolved into CR*
  - Baseline: one target lesion per RANO
  - Prior treatment: surgery and chemoradiation + temozolomide
  - Nov/20: 77% reduction of target lesion, confirmed PR; August 2021: confirmed CR


Baseline
Aug 2021

Prelude THERAPEUTICS

Data presented at 2021 AACR-NCI-EORTC Annual Meeting

*Data as of August 13, 2021
**Data as of September 20, 2021

15

16 PRT811: Exhibited Target Engagement and Inhibited PRMT5 Activity in Phase 1 Dose Escalation Study Dose-Dependent Increases in Cmax and AUC Dose-dependent Inhibition of Serum sDMA Intron Retention Observed at Higher Dose Levels Data presented at 2021 AACR-NCI-EORTC Annual Meeting

17 PRT543 and PRT811: Overall Response and Response Duration in Select Patient Cohorts From Dose Escalation Phase †Target lesions assessed using RECIST, except for patient 811-F with glioma assessed by RANO. ‡Data cutoff for PRT543 was 8.6.21, for PRT811 was 8.13.21, and for patient 811-E was 10.8.21. ACC, adenoid cystic carcinoma; CR, complete response; HRD, homologous recombination deficiency; IDH, isocitrate dehydrogenase; PD, progressive disease; PR, partial response; PRMT, protein arginine methyltransferase; RANO, Response Assessment in Neuro-Oncology; RECIST, Response Evaluation Criteria In Solid Tumors; SD, stable disease; SPLC, splicing mutation. Overall Response and Duration 0 28 56 84 112 140 168 196 224 252 280 308 336 364 392 420 448 476 504 532 560 588 Time on Treatment (days) † ‡ CR PR CR PR 811-G 811-A 543-B 543-L 811-C 543-E 543-J 543-F 543-G 543-I 811-B 543-H 543-A 543-K 811-F 811-H 543-C 811-E 543-D 811-D

18 PRT543 and PRT811: Overall Response of Target Lesions (RECIST or RANO) in Select Patient Cohorts From Dose Escalation Phase *Data cutoff for PRT543 was 8.6.21, for PRT811 was 8.13.21, and for patient 811-E was 10.8.21. †Target lesions assessed using RECIST, except for patient 811-F with glioma assessed by RANO. ACC, adenoid cystic carcinoma; CR, complete response; HRD, homologous recombination deficiency; IDH, isocitrate dehydrogenase; PD, progressive disease; PR, partial response; PRMT, protein arginine methyltransferase; RANO, Response Assessment in Neuro-Oncology; RECIST, Response Evaluation Criteria In Solid Tumors; SD, stable disease; SPLC, splicing mutation.

PRT811 – Timeline and Clinical Plan

2021

- Dose escalation completed
- Dose expansion cohorts to begin enrolling
  - IDHm high-grade gliomas (N~20)
  - Primary CNS Lymphoma (N~20)
  - HRD+ tumors (brain metastatic) (N~20)
  - Uveal melanoma (N~20)

2022

- Dose expansion data readouts anticipated in 2022
- Demonstrate initial clinical proof of concept
- Design Phase 2/3 studies based on POC data from expansion cohorts

2023+

- Commence Phase 2/3 registration studies

Prelude THERAPEUTICS

19

MCL1 Program

21 Prelude MCL1 Program Dysregulated MCL1 expression occurs frequently in cancer MCL1 is a member of BCL2 family of proteins involved in blocking cell death proteins MCL1 is a validated bypass and resistance mechanism for venetoclax (BCL2 inhibitor) and TKIs Currently active competitor compounds are IV candidates Challenging medicinal chemistry target that requires disruption of protein-protein interaction Significant opportunity in post-venetoclax setting MCL1

PRT1419 Differentiated Clinical-Stage MCL1 Inhibitor Candidate 22 MCL1 22

23 PRT1419: Potential Leading MCL1 Inhibitor Prelude compounds are competitive inhibitors of BIM binding Highly Potent Binding to MCL1 MCL1

24 PRT1419 Demonstrated Preclinical Activity as Monotherapy and in Combination Monotherapy Combination MCL1

Oral PRT1419 Phase 1 Clinical Trial

MCL1

CURRENT → 2021

Dose Escalation



200mg
1x/wk
100mg
1x/wk
Group A
AML and
High Risk MDS
1
2
3
4
100mg
1x/wk
Group B
NHL & Myeloma
1
2
3
4

Expansion Cohorts

Group A → Recommended Expansion Dose →
- AML (N~20)
- AML or MDS PRT1419 + Venetoclax or Aza (N~20)
- High Risk MDS (N~20)

Group B → Recommended Expansion Dose →
- Multiple Myeloma (N~20)
- NHL (B or T cell Lymphoma) (N~20)

Status as of December 16, 2020

Phase 1 dose escalation ongoing; only Grade 1-2 AEs observed

Prelude THERAPEUTICS

25

CDK9 Program PRT2527

Prelude CDK9 Program

CDK9


Super Enhancer
TF
TF
TF
MYC & MYB Target Genes
CDK9
P
TSS
RNA Pol II
mRNA

- CDK9 phosphorylates RNA Pol II and regulates transcription
- Regulates expression of several immediate early genes driving oncogenesis and resistance (i.e. MYC, MYB, MCL1)
- Non-selective CDK9 inhibitors have demonstrated clinical activity in multiple tumor types but poor tolerability
  - Lack of selectivity and potency vs other CDK9s is believed to contribute to low therapeutic window

Highly-selective CDK9 inhibitors believed to have broad applicability in hematological and solid malignancies

Prelude THERAPEUTICS
27

28 PRT2527: Potent and Highly Selective CDK9 Inhibitor Candidate Highly Selective CDK9 Inhibitor Candidate CDK9 Prelude compounds are ATP competitive inhibitors *Internal data; biochemical assay at 1 mM ATP, H929 CTG proliferation assay; **VIP151 was formerly BAY151and licensed to Vincera by Bayer

29 CDK9 Inhibitor Candidate: PRT2527 Improved Selectivity Sustained Regressions at Well-Tolerated Doses in Vivo Potent in Vitro Activity CDK9

SMARCA2 Program

31 SMARCA2 Targeted Degrader Program SMARCA4 and SMARCA2 Regulate Chromatin Accessibility and Gene Expression Loss of SMARCA4 Leads to SMARCA2 Dependency SMARCA2 SMARCA4 MUTANT TUMORS SMARCA2 Degradation Dysfunctional SMARCA4 Synthetic Lethality Tumor Cell Death SMARCA4

32 PRT-SCA2: Potent Selective SMARCA2 Degraders with In Vivo Activity SMARCA2 Prelude SMARCA2 Degraders Replicate Genetic Synthetic Lethality Sub-Nanomolar Potency for SMARCA2 Degradation Highly Selective for SMARCA2 Degradation %inhibition %Conc(nM) In vitro In vivo

Corporate Highlights

Financial Summary Shares Outstanding 47.0 million shares voting and non-voting common stock as of Nov 8, 2021 61.0 million shares fully diluted 34 Cash, Cash Equivalents and Marketable securities $320.9 million as of Sept 30, 2021 The Company believes that its current cash, cash equivalents and marketable securities will be sufficient to fund operating expenses and capital expenditure requirements into the second half of 2023

35 Prelude Roadmap for Value Creation Anticipated 2021/2022 Milestones Future Strategy PRMT5 Report P1 dose expansion data Generate POC in selected patients Leverage initial POC clinical data to inform design of P2 registration studies MCL1 Complete dose escalation and initiate expansion/combination phase Advance multiple precision oncology clinical programs focusing on underserved cancers CDK9 SMARCA2/ Kinase Initiate Phase 1 clinical trial in selected solid tumors Continue to resource discovery engine to expand our pipeline Complete IND-enabling studies and file INDs Maximize portfolio value through strategic partnerships

Thank You